INVESCO LIMITED MATURITY TREASURY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                  $    28
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                 $    28
           Class Y                  $     7
           Class R5                 $     6

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                  $0.0062
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                 $0.0062
           Class Y                  $0.0065
           Class R5                 $0.0078

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    3,986
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                   3,278
           Class Y                      628
           Class R5                     506

74V.   1   Net asset value per share (to nearest cent)
           Class A                  $ 10.44
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                 $ 10.45
           Class Y                  $ 10.45
           Class R5                 $ 10.45

INVESCO U.S. GOVERNMENT FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                       $16,704
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                       $   444
           Class C                       $   792
           Class R                       $   176
           Class Y                       $   120
           Investor Class                $ 1,413
           Class R5                      $   113

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                       $0.2030
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                       $0.1359
           Class C                       $0.1355
           Class R                       $0.1806
           Class Y                       $0.2262
           Investor Class                $0.2033
           Class R5                      $0.2319

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                        74,906
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                         2,497
           Class C                         4,742
           Class R                           723
           Class Y                           461
           Investor Class                  6,067
           Class R5                          492

74V.   1   Net asset value per share (to nearest cent)
           Class A                       $  8.91
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                       $  8.94
           Class C                       $  8.91
           Class R                       $  8.92
           Class Y                       $  8.92
           Investor Class                $  8.92
           Class R5                      $  8.91

INVESCO MONEY MARKET FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           6

             72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                        Invesco Cash Reserve Shares             $    482
                    2   Dividends for a second class of open-end company shares (000's Omitted)
                        Class AX                                $    105
                        Class B                                 $     27
                        Class BX                                $      6
                        Class C                                 $     57
                        Class CX                                $      7
                        Class R                                 $     30
                        Class Y                                 $      9
                        Investor Class                          $    105

             73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                    1   Dividends from net investment income
                        Invesco Cash Reserve Shares             $ 0.0006
                    2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Class AX                                $  0.006
                        Class B                                 $  0.006
                        Class BX                                $  0.006
                        Class C                                 $  0.006
                        Class CX                                $  0.006
                        Class R                                 $  0.006
                        Class Y                                 $  0.006
                        Investor Class                          $  0.006

             74U.   1   Number of shares outstanding (000's Omitted)
                        Invesco Cash Reserve Shares              748,717
                    2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Class AX                                 154,780
                        Class B                                   34,543
                        Class BX                                   7,206
                        Class C                                   82,854
                        Class CX                                   9,630
                        Class R                                   44,458
                        Class Y                                   13,675
                        Investor Class                           161,994

             74V.   1   Net asset value per share (to nearest cent)
                        Invesco Cash Reserve Shares             $   1.00
                    2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Class AX                                $   1.00
                        Class B                                 $   1.00
                        Class BX                                $   1.00
                        Class C                                 $   1.00
                        Class CX                                $   1.00
                        Class R                                 $   1.00
                        Class Y                                 $   1.00
                        Investor Class                          $   1.00

INVESCO HIGH YIELD FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                       $ 59,784
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                       $  1,512
           Class C                       $  6,157
           Class Y                       $  5,448
           Investor Class                $  8,579
           Class R5                      $  5,222
           Class R6                      $  4,510

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                       $ 0.2555
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                       $ 0.2228
           Class C                       $ 0.2218
           Class Y                       $ 0.2672
           Investor Class                $ 0.2556
           Class R5                      $ 0.2678
           Class R6                      $ 0.2712

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                        237,610
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                          5,883
           Class C                         28,521
           Class Y                         21,592
           Investor Class                  31,598
           Class R5                        20,255
           Class R6                        18,803

74V.   1   Net asset value per share (to nearest cent)
           Class A                       $   4.55
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                       $   4.56
           Class C                       $   4.54
           Class Y                       $   4.56
           Investor Class                $   4.56
           Class R5                      $   4.55
           Class R6                      $   4.55

INVESCO SHORT TERM BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                  $ 4,719
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                  $ 6,575
           Class R                  $    50
           Class Y                  $   727
           Class R5                 $    50
           Class R6                 $   218

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                  $0.1477
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                  $0.1170
           Class R                  $0.1176
           Class Y                  $0.1609
           Class R5                 $0.1656
           Class R6                 $0.1662

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                   33,468
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                   51,741
           Class R                      414
           Class Y                    5,233
           Class R5                     202
           Class R6                   1,861

74V.   1   Net asset value per share (to nearest cent)
           Class A                  $  8.71
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                  $  8.71
           Class R                  $  8.72
           Class Y                  $  8.71
           Class R5                 $  8.71
           Class R6                 $  8.72

INVESCO REAL ESTATE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                       $14,321
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                       $    41
           Class C                       $   449
           Class R                       $ 1,114
           Class Y                       $ 2,133
           Investor Class                $   574
           Class R5                      $ 6,087
           Class R6                      $   138

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                       $0.2710
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                       $0.0776
           Class C                       $0.0772
           Class R                       $0.2036
           Class Y                       $0.3295
           Investor Class                $0.2660
           Class R5                      $0.3652
           Class R6                      $0.3862

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                        52,690
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                           445
           Class C                         5,916
           Class R                         5,378
           Class Y                         5,919
           Investor Class                  2,235
           Class R5                       17,283
           Class R6                        1,063

74V.   1   Net asset value per share (to nearest cent)
           Class A                       $ 23.34
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                       $ 23.33
           Class C                       $ 23.25
           Class R                       $ 23.35
           Class Y                       $ 23.34
           Investor Class                $ 23.30
           Class R5                      $ 23.35
           Class R6                      $ 23.34

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                  $ 5,900
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                  $   120
           Class C                  $   597
           Class R                  $   308
           Class Y                  $11,800
           Class R5                 $ 9,085
           Class R6                 $ 2,858

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                  $0.2438
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                  $0.1539
           Class C                  $0.1540
           Class R                  $0.2138
           Class Y                  $0.2740
           Class R5                 $0.3114
           Class R6                 $0.3160

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                   23,385
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                      656
           Class C                    3,658
           Class R                    1,356
           Class Y                   52,804
           Class R5                  29,818
           Class R6                  13,523

74V.   1   Net asset value per share (to nearest cent)
           Class A                  $ 12.11
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                  $ 12.09
           Class C                  $ 12.10
           Class R                  $ 12.11
           Class Y                  $ 12.13
           Class R5                 $ 12.11
           Class R6                 $ 12.12

INVESCO CORPORATE BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-05686
SERIES NO.:           17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                  $ 31,613
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                  $  1,777
           Class C                  $  1,806
           Class R                  $    160
           Class Y                  $    442
           Class R5                 $     87
           Class R6                 $    618

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                  $ 0.2766
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                  $ 0.2773
           Class C                  $ 0.2059
           Class R                  $ 0.2594
           Class Y                  $ 0.2950
           Class R5                 $ 0.3073
           Class R6                 $ 0.3073

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                   109,468
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                     5,156
           Class C                     8,092
           Class R                       558
           Class Y                     1,148
           Class R5                      258
           Class R6                    2,825

74V.   1   Net asset value per share (to nearest cent)
           Class A                  $   7.21
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                  $   7.22
           Class C                  $   7.21
           Class R                  $   7.21
           Class Y                  $   7.23
           Class R5                 $   7.22
           Class R6                 $   7.22